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                                                                    EXHIBIT 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements on Form S-3/A (File No. 333-82124) and Forms S-8 (File Nos. 333-41366, 333-41360
and 333-68306) of Mediacom Communications Corporation of our report dated February 24, 2003 relating to the financial statements and financial statement schedule which is included in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 28, 2003